                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF
                        SUNGLASS HUT INTERNATIONAL, INC.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

    This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Share Certificates") evidencing shares of common stock, par value $0.01 per share (the "Shares"), of Sunglass Hut International, Inc., a Florida corporation (the "Company"), are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to American Stock Transfer & Trust Company, as Depositary (the "Depositary"), prior to the Expiration Date (as defined in Section 1--"Terms of the Offer" of the Offer to Purchase) or
(iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile transmission to the Depositary. See Section 3--"Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

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
       BY MAIL:                           BY HAND:                   BY OVERNIGHT DELIVERY:
American Stock Transfer   American Stock Transfer & Trust Company    American Stock Transfer
    & Trust Company                    59 Maiden Lane                    & Trust Company
    59 Maiden Lane                   New York, NY 10038                  59 Maiden Lane
  New York, NY 10038                                                   New York, NY 10038

                                 BY FACSIMILE TRANSMISSION
                             (FOR ELIGIBLE INSTITUTIONS ONLY):
                                       (718) 234-5001

                            CONFIRMATION RECEIPT OF FACSIMILE BY
                                      TELEPHONE ONLY:
                                       (718) 921-8200
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                            ------------------------

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

    The undersigned hereby tenders to Shade Acquisition Corp., a Florida corporation (the "Purchaser") and an indirect wholly-owned subsidiary of Luxottica Group S.p.A., an Italian corporation ("Parent"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 5, 2001 (the "Offer to Purchase"), and in the related letter of transmittal (the "Letter of Transmittal") (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described in Section 3--"Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

-------------------------------------------

  Number of Shares: __________________________________________________________

  Certificate Nos. (if available):

  ____________________________________________________________________________
  ____________________________________________________________________________

  Check box if Shares will be delivered by book-entry transfer:

  / / The Depository Trust Company

  Account No.: _______________________________________________________________

-------------------------------------------
-------------------------------------------

  Name(s) of Holders: ________________________________________________________

  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

   __________________________________________________________________________
                                    ADDRESS

   __________________________________________________________________________

   __________________________________________________________________________
                                                                     ZIP CODE

   __________________________________________________________________________
                         AREA CODE AND TELEPHONE NUMBER

   __________________________________________________________________________

   __________________________________________________________________________

  Signature(s) of Holder(s)

  Dated: ______________________________________________________________ , 2001

------------------------------------------


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
                                         GUARANTEE
                         (NOT TO BE USED FOR SIGNATURE GUARANTEES)

    The undersigned, a firm which is a member in good standing of the Security Transfer
Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program
or the Stock Exchange Medallion Program, hereby guarantees to deliver to the Depositary,
Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The
Depository Trust Company, with delivery of a Letter of Transmittal (or facsimile thereof)
properly completed and duly executed, and any other required documents (or an Agent's
Message, as defined in Section 3 of the Offer to Purchase, in the case of a book-entry transfer), all within three trading days (as defined in the Offer to Purchase) of the date hereof.

                Name of Firm                               Authorized Signature

                   Address                                         Title

                                               Name:

                                               Dated:, 2001
                                    Zip Code

       Area Code and Telephone Number

NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY. SHARE
CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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